EXHIBIT 10.1

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This Amendment No. 1 to Credit Agreement ("Amendment No. 1") dated as of this 12th day of April, 2007, by and between LEGACY MARKETING GROUP, a California corporation (the “Borrower”), and WASHINGTON NATIONAL INSURANCE COMPANY, an Illinois corporation (the “Lender”).

W I T N E S S E T H :

WHEREAS, the Borrower and the Lender are parties to that certain Credit Agreement dated as of July 20, 2006 (hereinafter referred to as "Agreement"); and

WHEREAS, the Borrower desires to continue and amend the financial accommodations previously extended by the Lender under the Agreement as contemplated herein; and

WHEREAS, the Borrower has expressed its intention to Lender that the Borrower and other members of the Controlled Group (as defined in the Agreement) are prepared to engage in certain asset dispositions and cost-cutting measures which will enhance the profitability of the Borrower; and

WHEREAS, the Lender is willing to continue to provide such financial accommodations to the Borrower on the terms and subject to the conditions in the Agreement as amended by the terms and conditions of this Amendment No. 1.

NOW, THEREFORE, in consideration of the premises, the mutual covenants hereinafter contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

Section 1.  Effect of this Amendment No. 1.  This Amendment No. 1 shall not change, modify, amend or revise the terms, conditions and provisions of the Agreement, the terms and provisions of which are incorporated herein by reference, except as expressly provided herein and agreed upon by the parties hereto.  This Amendment No. 1 is not intended to be nor shall it constitute a novation or accord and satisfaction of the outstanding instruments by and between the parties hereto.  Borrower and Lender agree that, except as expressly provided herein, all terms and conditions of the Agreement shall remain and continue in full force and effect.  The Borrower acknowledges and agrees that the indebtedness under the Agreement remains outstanding and is not extinguished, paid, or retired by this Amendment No. 1, or any other agreements between the parties hereto prior to the date hereof, and that Borrower is and continues to be fully liable for all obligations to the Lender contemplated by or arising out of the Agreement.  Except as expressly provided otherwise by this Amendment No. 1, the credit facilities contemplated by this Amendment No. 1 shall be made according to and pursuant to all conditions, covenants, representations and warranties contained in the Agreement.

Section 2.  Definitions.  Terms defined in the Agreement which are used herein shall have the same meaning as set forth in the Agreement unless otherwise specified herein. Leverage Ratio is redefined to mean, as of the last day of any fiscal quarter, the ratio of (i) the Consolidated EBITDA for the immediately preceding four (4) fiscal quarters excluding any write off due to impairment of software associated with the borrowers policy administration activities, to (ii) the Consolidated Funded Debt as of such date.

Section 3.  Amendment of Agreement.  Subject to the satisfaction of the conditions precedent set forth in Section 5 herein:

(a)

Section 2(a)(ii) of the Agreement deleted in its entirety and is replaced with the following:

(ii)

The Term Note.  The obligation of Borrower to repay the Term Loan shall be evidenced by a promissory note (the “Term Note”) in the form of Exhibit “A.”  Prior to maturity of the Term Loan, Borrower will make quarterly principal payments, due on the first day of each January, April, July and October, commencing April 1, 2008, each in the amount of (i) 3.75% of the outstanding principal balance of the Term Loan as of the Conversion Date for the first four principal payments, (ii) 5.0% of the outstanding principal balance of the Term Loan as of the Conversion Date for the next  twelve (12) quarterly principal payments and (iii) 6.25% of the outstanding principal balance of the Term Loan as of the Conversion Date for the final four (4) quarterly principal payments; provided, however, that such quarterly payments shall be reduced, in order of maturity, by any other principal payment made under this Section or otherwise.  The principal of the Term Loan shall be due and repayable in full on December 31, 2012, on which date the entire principal balance of the Term Loan shall be due and payable together with all accrued and unpaid interest.  Until the Maturity Date, Borrower shall, subject to the terms of Section 3(g) of Amendment No. 1 to this Agreement,  additionally semi-annually prepay the Term Loan on each March 31 and September 30, commencing September 30, 2008 in an amount equal to fifty percent (50.0%) of the Consolidated Group’s Excess Cash Flow for, with respect to each such payment date,  the immediately preceding semi-annual six (6) month periods ended as of December 31 and June 30, but only to the extent that as a result of such prepayment the Consolidated Group would not have combined balances of cash and marketable securities of less than the value of assets in the Securities Accounts held by Pershing LLC, plus an additional $4,000,000.00 (such amount to be adjusted as mutually agreed upon by the parties following any merger, sale, consolidation, acquisition, spin-off or other similar business combination or transaction involving any of the Consolidated Group).  Each Excess Cash Flow prepayment shall be accompanied by a certificate signed by an Authorized Officer certifying the manner in which Excess Cash Flow and the resulting prepayment were calculated, which certificate shall be in form and substance satisfactory to Lender.  In the event and on each occasion that any Net Proceeds are received by or on behalf of Borrower or any Entity Guarantor in respect of any Prepayment Event, Borrower shall, immediately after such Net Proceeds are received by Borrower or any Entity Guarantor, prepay the Term Loan in an aggregate amount equal to 100% of such Net Proceeds.

(b)

Section 5.f.(i)of the Agreement is deleted in its entirety and is replaced in its entirety with the following:

(i)

Minimum Consolidated Net Worth.  Not permit the Consolidated Net Worth of the Consolidated Group as of the last day of any fiscal quarter ending after the Closing Date to be less than the amounts set forth below for each corresponding date:

Date

Amount

March 31, 2008

$(16,000,000)

June 30, 2008

$(16,500,000)

September 30, 2008

$(16,500,000)

December 31, 2008

$(17,000,000)

March 31, 2009

$(17,000,000)

June 30, 2009

$(17,000,000)

September 30, 2009

$(17,000,000)

December 31, 2009

$(16,500,000)

March 31, 2010

$(17,000,000)

June 30, 2010

$(16,500,000)

September 30, 2010

$(16,000,000)

December 31, 2010

$(15,500,000)

March 31, 2011

$(15,500,000)

June 30, 2011

$(15,500,000)

September 30, 2011

$(14,500,000)

December 31, 2011

$(14,000,000)

and thereafter

(c)

Schedule 5.f.(ii) attached to the Agreement is deleted in its entirety and is replaced in its entirety with Schedule 5.f.(ii) attached hereto.

(d)

Schedule 5.f.(iii) attached to the Agreement is deleted in its entirety and is replaced in its entirety with Schedule 5.f.(iii) attached hereto.

(e)

Section 5f.(iv) of the Agreement is deleted in its entirety and is replaced in its entirety with the following:

(iv)

Minimum Levels of Cash and Marketable Securities.  Not permit the combined balances of cash and marketable securities of the Consolidated Group, less the outstanding principal balance of any permitted margin loan described in Section 6j hereof and secured by a lien permitted under Section 6b(viii) hereof, to be less than $3,500,000 until March 31, 2008 and $6,000,000 thereafter.

(f)

Section 6.b.(viii) of the Agreement concerning Permitted Liens with respect to the Non-Control Securities Accounts of the Borrower with Pershing LLC is deleted in its entirety and is replaced in its entirety with the following:

(viii)

existing and future liens created or arising with respect to the Non-Control Securities Accounts maintained by the Borrower with Pershing LLC in connection with a margin loan at Pershing, LLC not to exceed that amount necessary to secure such a margin loan with a principal balance not to exceed the lesser of (A) 50.0% of the value of assets in the Non-Control Securities Accounts maintained by the Borrower at Pershing LLC, or (B) $4,000,000 until March 31, 2008 and $2,000,000 thereafter.

(g)

Notwithstanding anything to the contrary in Section 2(a)(ii) of the Agreement as revised by this Amendment No. 1, the parties agree that the proceeds from any transaction described in Exhibit A to this Amendment No. 1 may be retained to the extent described in Exhibit A to this Amendment No. 1, within the Consolidated Group and not be required to prepay any part of the Loan.  The Lender further agrees that the consummation of such transaction will not in and of itself result in a violation of the covenant set forth in Section 6(e) of the Agreement.

(h)

The Lender agrees to cooperate with the Borrower and Pershing LLC in connection with converting any of the Control Securities Accounts into Non-Control Securities Accounts until March 31, 2008 for the purpose of consummating any increased loans by the Borrower from Pershing LLC which would be permitted under the Agreement as modified herein. From and after March 31, 2008, any Securities Account which has switched status to a Non-Control Securities Account will be re-established as a Control Securities Account.

Section 4.  Reimbursement of Legal Fees and Costs.  All reasonable out-of-pocket expenses of the Lender, including without limitation, filing fees, recording fees, and reasonable legal fees and disbursements, are to be paid by Borrower promptly upon demand therefor.

Section 5.  Conditions Precedent.  This Amendment No. 1 shall become and be deemed effective in accordance with its terms immediately upon the Lender receiving:

(a)

Two (2) copies of this Amendment No. 1 duly executed by the authorized officers of the Borrower and the Lender;

(b)

One (1) copy of a Consent and Confirmation of Guaranty executed by the Entity Guarantors;

(c)

One (1) copy of a Consent and Confirmation of Guaranty executed by the Personal Guarantors; and

(d)

Such other documents and items as the Lender may reasonably request.

Section 6.  Representations and Warranties of the Borrower.  The Borrower hereby represents and warrants, in addition to any other representations and warranties contained herein, in the Agreement, the Loan Documents (as defined in the Agreement) or any other document, writing or statement delivered or mailed to the Lender or its agent by the Borrower, as follows:

(a)

This Amendment No. 1 constitutes a legal, valid and binding obligation of the Borrower enforceable in accordance with its terms.  The Borrower has taken all necessary and appropriate corporate action for the approval of this Amendment No. 1 and the authorization of the execution, delivery and performance thereof.

(b)

As of the date hereof, there is no Event of Default under the Agreement, the Amendment No. 1 or the Loan Documents.

(c)

The Borrower hereby specifically confirms and ratifies its obligations, waivers and consents under each of the Loan Documents as specifically amended hereby.

(d)

Except as specifically amended herein, all representations, warranties and other assertions of fact contained in the Agreement and the Loan Documents continue to be true, accurate and complete in all material respects.

(e)

There have been no changes to the Articles of Incorporation, By-Laws, the identities of the officers, or the composition of the Board of Directors of the Borrower since execution of the Agreement.

(f)

Borrower acknowledges that the definition "Loan Documents" shall include this Amendment No. 1 and all the documents executed contemporaneously herewith.

Section 7.  Affirmative Covenants.  By entering into this Amendment No. 1, Borrower further specifically undertakes to comply with the obligations, terms and covenants as contained in the Agreement and agrees to comply therewith as such relate to the accommodations as provided to the Borrower pursuant to the terms of this Amendment No. 1.  Borrower additionally covenants that it will use its reasonable best efforts to raise cash and cut expenses as provided in its projections separately provided to Lender. Borrower shall execute and deliver such other documents and items as Lender may reasonably request.

Section 8.  Governing Law.  This Amendment No. 1 has been executed and delivered and is intended to be performed in the State of Illinois and shall be governed, construed and enforced in all respects in accordance with the substantive laws of the State of Illinois.

Section 9.  Headings.  The section headings used in this Amendment No. 1 are for convenience only and shall not be read or construed as limiting the substance or generality of this Amendment No. 1.

Section 10.  Survival.  All representations, warranties, and covenants of the Borrower herein or any certificate, agreement or other instrument delivered by or on its behalf under this Amendment No. 1 shall be considered to have been relied upon by the Lender and shall survive this Amendment No. 1.  All statements and any such certificate or other instrument shall constitute warranties and representations hereunder by the Borrower, as the case may be.

Section 11.  Counterparts.  This Amendment No. 1 may be signed in two or more counterparts, each of which shall be considered an original, with the same effect as if the signatures were upon the same instrument.

Section 12.  Modification.  This Amendment No. 1 may be amended, modified, renewed or extended only by written instrument executed in the manner of its original execution.

Section 13.  Waiver of Certain Rights.  The Borrower waives acceptance or notice of acceptance hereof and agrees that the Agreement, this Amendment No. 1, and all of the other Loan Documents shall be fully valid, binding, effective and enforceable as of the date hereof, even though this Amendment No. 1 and any one or more of the other Loan Documents which require the signature of the Lender, may be executed by and on behalf of the Lender on other than the date hereof.

Section 14. Waiver of Defenses and Claims.  In consideration of the financial accommodations provided to the Borrower by the Lender as contemplated by this Amendment No. 1, Borrower hereby waives, releases and forever discharges the Lender from and against any and all rights, claims or causes of action against the Lender arising under the Lender's actions or inactions with respect to the Loan Documents or any security interest, lien or collateral in connection therewith as well as any and all rights of set off, defenses, claims, causes of action and any other bar to the enforcement of the Loan Documents which exist as of the date hereof.

[SIGNATURE PAGE FOLLOWS

REMAINDER OF THIS PAGE INTENTIONALLY BLANK]

IN WITNESS WHEREOF, Borrower and Lender have caused this Amendment No. 1 to Credit Agreement to be executed by their respective duly authorized officers as of the date and year first written above.

LEGACY MARKETING GROUP

By:  /s/ R. Preston Pitts

        R. Preston Pitts, President

WASHINGTON NATIONAL INSURANCE COMPANY

By:  /s/  Ronald F. Ruhl

        Ronald F. Ruhl, Senior Vice President

SCHEDULE 5.f(ii).

Maximum Leverage Ratio

For the four quarters ended March 31, 2008

(0.12)

For the four quarters ended June 30, 2008

(0.15)

For the four quarters ended September 30, 2008

(0.12)

For the four quarters ended December 31, 2008

(0.09)

For the four quarters ended March 31, 2009

(0.06)

For the four quarters ended June 30, 2009

(0.00)

For the four quarters ended September 30, 2009

 0.04

For the four quarters ended December 31, 2009

 0.09

For the four quarters ended March 31, 2010

 0.09

For the four quarters ended June 30, 2010

 0.12

For the four quarters ended September 30, 2010

 0.18

For the four quarters ended December 31, 2010

 0.26

For the four quarters ended March 31, 2011

 0.22

For the four quarters ended June 30, 2011

 0.28

For the four quarters ended September 30, 2011

& thereafter

 0.37

SCHEDULE 5.f(iii).

Minimum Interest Coverage

For the four quarters ended March 31, 2008

(4.45)

For the four quarters ended June 30, 2008

(4.40)

For the four quarters ended September 30, 2008

(3.79)

For the four quarters ended December 31, 2008

(3.29)

For the four quarters ended March 31, 2009

(3.05)

For the four quarters ended June 30, 2009

(2.39)

For the four quarters ended September 30, 2009

(1.98)

For the four quarters ended December 31, 2009

(1.56)

For the four quarters ended March 31, 2010

(1.42)

For the four quarters ended June 30, 2010

(1.10)

For the four quarters ended September 30, 2010

(0.75)

For the four quarters ended December 31, 2010

(0.35)

For the four quarters ended March 31, 2011

(0.13)

For the four quarters ended June 30, 2011

(0.01)

For the four quarters ended September 30, 2011 & thereafter

 0.12